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                                                                     EXHIBIT 1.1


                        AMERICAN RAILCAR INDUSTRIES, INC.



                                   [__] Shares

                                       of
                                  Common Stock
                                ($0.01 Par Value)

                             UNDERWRITING AGREEMENT


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                             UNDERWRITING AGREEMENT

                                                                      [__], 2006

UBS Securities LLC
Bear, Stearns & Co. Inc.
BB&T Capital Markets,
   a division of Scott & Stringfellow, Inc.
CIBC World Markets Corp.
Morgan Keegan & Company, Inc.
as Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York  10171

Ladies and Gentlemen:

            American Railcar Industries, Inc., a Delaware corporation (the "New ARI"), proposes to issue and sell (the "Offering") to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of [__] (the "Firm Shares") of common stock, $0.01 par value per share, of New ARI (the "Common Stock"). In addition, solely for the purpose of covering over-allotments, New ARI proposes to grant to the Underwriters the option to purchase from New ARI up to an additional [__] shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are as described in the Prospectus (as defined below).

            New ARI hereby acknowledges that in connection with the proposed offering of the Shares, it has requested UBS Financial Services Inc. ("UBS-FinSvc") to administer a directed share program (the "Directed Share Program") under which up to [__] Firm Shares, or 5% of the Firm Shares to be purchased by the Underwriters (the "Reserved Shares"), shall be reserved for sale by UBS-FinSvc at the initial public offering price to New ARI's officers, directors, employees and consultants and other persons having a relationship with New ARI designated by New ARI (the "Directed Share Participants") as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. The Underwriters may offer any Reserved Shares not purchased by Directed Share Participants to the general public on the same basis as the other Shares being issued and sold hereunder. New ARI has supplied UBS-FinSvc with names, addresses and telephone numbers of the individuals or other entities that New ARI has designated to be participants in the Directed Share Program. It is understood that any number of those designated to participate in the Directed Share Program may decline to do so.

            As described in the Registration Statement (as defined below), American Railcar Industries, Inc., a Missouri corporation and sole stockholder of New ARI ("Old ARI"), will on or prior to the Time of Purchase (as defined below), pursuant to a Certificate of Ownership and Merger, to be filed by Old ARI, with the Secretary of State of the State of Delaware on or prior to the Time of Purchase in the form filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Registration Statement (the "Certificate of Merger"), merge with and into New ARI, with New ARI being the surviving corporation. Pursuant to this merger (i) the [__] shares of Old ARI's common stock, $0.01 par value per share will be exchanged for [__] shares of a single class of New ARI's common stock, par value $0.01 per share and (ii) [__] shares of Old ARI's new preferred stock will be exchanged for [__]

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shares of New ARI's new preferred stock (the merger of Old ARI with and into New
ARI and the share exchanges are collectively referred to as the "Merger").

            Prior to or concurrently with and as a condition to the consummation of the Offering contemplated hereby, New ARI will (i) repay all revolving loans under the revolving credit facility pursuant to the credit agreement dated March 10, 2005 among Old ARI, North Fork Business Capital Corporation (as administrative agent) and the other lenders party thereto (the "Credit Facility"), (ii) amend and restate the Credit Facility as described in the Registration Statement and the Preliminary Prospectus (the "New Credit Facility"), (iii) deposit an amount equal to the aggregate principal amount and all accrued and unpaid interest outstanding under the industrial revenue bonds due 2011 (the "Industrial Revenue Bonds") issued by the Company with [__] as trustee (the "Trustee") thereunder and deliver irrevocable instructions to the Trustee notifying the holders thereunder of the full repayment and redemption of such Industrial Revenue Bonds by no later than [__], (iv) repay all principal and accrued interest outstanding under that certain promissory note issued to Arnos Corp. dated December 17, 2004 (the "Arnos Note"), (v) repay all principal and outstanding interest outstanding under that certain promissory note issued to ACF Industries Holding Corp. dated January 1, 2005 (together with the Arnos Note, the "Affiliate Notes"), (vi) complete the Merger, (vii) issue to James J. Unger [__] shares of common stock pursuant an agreement between the Company and James J. Unger dated November 18, 2005 (the "Unger Stock Grant"), (viii) redeem [82,055] shares of the Old ARI's new preferred stock, $0.01 par value per share (the "Preferred Stock Redemption"); the forgoing clauses are each referred to as a "Concurrent Transaction" and collectively referred to as the "Concurrent Transactions."

            Old ARI and New ARI have prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Commission registration statements on Form S-1 (File Nos. 333-130284 and No. 333-128177), including a prospectus, relating to the registration of the Shares under the Act.

            Old ARI and New ARI have furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, "Preliminary Prospectus," as used herein, means each such preliminary prospectus, in the form so furnished.

            Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the "Effective Time"), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act and deemed, pursuant to Rule 430A under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

            Except where the context otherwise requires, "Prospectus," as used herein, means the prospectus, in the form filed by New ARI with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by New ARI to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

            "Permitted Free Writing Prospectuses," as used herein, means the documents listed on Schedule B attached hereto "and each "road show" (as defined in Rule 433 under the Act), if any, related

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to the offering of the Shares contemplated hereby that is a "written communication" (as defined in Rule 405 under the Act) (each such road show, a "Road Show")".

            "Disclosure Package," as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

            For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). As used herein, "business day" shall mean a day on which The Nasdaq National Market ("Nasdaq") is open for trading.

            New ARI has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), a registration statement (as may be amended prior to the time of execution of this Agreement, the "Exchange Act Registration Statement") on Form 8-A (File No. [____]) under the Exchange Act to register, under Section 12(g) of the Exchange Act, the class of securities consisting of the Common Stock.

            New ARI and the Underwriters agree as follows:

            1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, New ARI agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from New ARI the respective number of Firm Shares (subject to such adjustments you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by New ARI as such number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $[o] per Share.

            New ARI is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

            In addition, New ARI hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to New ARI for the Firm Shares. This option may be exercised by UBS Securities LLC ("UBS") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, upon notice to New ARI. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Additional Time of Purchase"); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below), but it may be on the same day as the Time of Purchase, nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold by New ARI to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased from New ARI at the Additional Time of Purchase as the number of Additional Shares set

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forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Additional Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

            2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to, or as directed in writing by, New ARI by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on [o], 2006 (unless another time shall be agreed to by you and New ARI or unless postponed in accordance with the provisions of
Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "Time of Purchase." Electronic transfer of the Firm Shares shall be made to you at the Time of Purchase in such names and in such denominations as you shall specify.

            Payment of the purchase price for the Additional Shares shall be made at the Additional Time of Purchase to New ARI in the same manner and at the same office as the payment for the Firm Shares. Transfer of the Additional Shares shall be made to you at the Additional Time of Purchase in such names and in such denominations as you shall specify and in the same manner as the Firm Shares.

            Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Shearman & Sterling LLP at 599 Lexington Avenue, New York, New York, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

            3. Representations and Warranties of New ARI and Old ARI. New ARI and Old ARI represent and warrant to and agree with each of the Underwriters that:

            (a) the Registration Statement, including any registration statement filed with the Commission pursuant to Rule 462(b) under the Act and any post-effective amendment thereto, has been declared effective under the Act; and no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus or the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or, to New ARI's or Old ARI's knowledge, are threatened or contemplated by the Commission and any request on the part of the Commission for additional information has been complied with; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act; each Preliminary Prospectus (except for the preliminary prospectus included in the Registration Statement filed with the Commission on October 5, 2005) complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the Time of Purchase and any Additional Time of Purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Registration Statement, including any registration statement filed with the Commission pursuant to Rule 462(b) under the Act and any post-effective amendment thereto, complied when it became effective, complies as of the date hereof and, as amended or supplemented, if applicable, will comply, at the Time of Purchase and any Additional Time of Purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-1 have been satisfied; the Registration Statement (other than with respect to matters of fact relating to parties other than Old ARI, New ARI or the Subsidiaries contained in or referred to in the agreements filed as exhibits thereto) did not, as of the Effective Time, and will not, at the Time of Purchase and any Additional Time of Purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus will comply as of its date, the date that it is filed with the Commission, and at the Time of Purchase and any Additional Time of Purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the Time of Purchase, the latest Additional Time of Purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the Time of Purchase and any Additional Time of Purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that New ARI or Old ARI makes no warranty or representation with respect to any statement contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to Old ARI or New ARI expressly for use in such Preliminary Prospectus, the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus;

            (b) prior to the execution of this Agreement, New ARI and Old ARI have not, directly or indirectly, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act) or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; New ARI and Old ARI have not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in material compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated [o] is a prospectus

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      that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither New ARI nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; New ARI is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" developed with the consent of Old ARI and New ARI (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of New ARI and Old ARI; New ARI and Old ARI have caused there to be made available at least one version of a "bona fide electronic road show" (as defined in Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Act, causes New ARI not to be required, pursuant to Rule 433(d) under the Act, to file, with the Commission, any such Road Show;

            (c) Old ARI has an authorized, issued and outstanding capitalization as set forth under the heading "Actual" in the section of the Registration Statement, the Preliminary Prospectus and the Prospectus entitled "Capitalization" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) and, as of the Time of Purchase and the Additional Time of Purchase, as the case may be after giving effect to the Offering and the Concurrent Transactions, New ARI shall have an authorized and outstanding capitalization as set forth under the heading "As Adjusted" in the section of the Registration Statement, the Preliminary Prospectus and the Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) entitled "Capitalization" (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options disclosed as outstanding in the Registration Statement, the Preliminary Prospectus and the Prospectus and excluding the shares of Common Stock available for future issuance under the equity compensation plan described in the Registration Statement, the Preliminary Prospectus and the Prospectus), all of the issued and outstanding capital stock of New ARI is owned by Old ARI; Old ARI has redeemed the single share of its mandatorily redeemable preferred stock, $0.01 par value per share prior to the consummation of the Merger; all of the issued and outstanding shares of capital stock of New ARI have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and the Shares are duly listed, and admitted and authorized for trading subject to official notice of issuance and evidence of satisfactory distribution, on Nasdaq; and on or prior to the Time of Purchase, New ARI has consummated the Merger in the manner set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus; and the Certificate of Merger of New ARI and the bylaws of New ARI, each in the form filed as an exhibit to the Registration Statement, have been heretofore duly authorized and approved in accordance with the Delaware General Corporation Law and shall become effective and in full force and effect on or before the Time of Purchase;

            (d) New ARI and Old ARI have been duly incorporated and are validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary

      Prospectus, the Prospectus and any Permitted Free Writing Prospectus to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein and to perform its other obligations under this Agreement and to consummate the transactions contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus (including without limitation, the Concurrent Transactions);

            (e) New ARI and Old ARI are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, condition (financial, or otherwise), or results of operations or prospects of New ARI, Old ARI and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

            (f) As of the date hereof, New ARI has no subsidiaries, and Old ARI has no subsidiaries either direct or indirect, other than the subsidiaries listed in Schedule C (each a "Subsidiary" and collectively, the "Subsidiaries"); other than the capital stock of the Subsidiaries, Old ARI does not, and following the Merger New ARI will not, own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws of each of Old ARI and New ARI and the Subsidiaries and all amendments thereto have been made available to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Time of Purchase or, if later, the Additional Time of Purchase; each Subsidiary that is a "significant subsidiary," as that term is defined in Rule 1-02(w) of Regulation S-X under the Act (each such Subsidiary, a "Material Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus; each Material Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries including New ARI, have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned prior to the Merger by Old ARI and following the Merger by New ARI and are not subject to any security interest, other encumbrance or adverse claims that would not, individually or in the aggregate, have a Material Adverse Effect; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

            (g) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and the issuance of the Shares is not subject to preemptive or other similar rights;

            (h) the capital stock of New ARI, including the Shares, and of Old ARI conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus as described in the section "Description of Capital Stock" and the form of specimen certificate for the Shares complies with applicable law and the holders of the Shares will not be subject to personal liability by reason of being such holders;

            (i) this Agreement has been duly authorized, executed and delivered by New ARI and Old ARI;

            (j) none of New ARI, Old ARI or any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption (other than the redemption of one share of mandatory redeemable preferred stock, $0.01 par value, of Old ARI held by Carl C. Icahn) or repayment of all or a part of such indebtedness under)
      (i) its respective charter or by-laws, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which New ARI, Old ARI or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule applicable to Old ARI, New ARI or the Subsidiaries, or (iv) any rule or regulation of Nasdaq applicable to New ARI, Old ARI or the Subsidiaries, or (v) any decree, judgment or order applicable to New ARI, Old ARI or any of the Subsidiaries or any of their respective properties, except in the case of the foregoing clauses (ii), (iii), (iv) and (v), for any breach, violation or default, as applicable, that would not, individually or in the aggregate have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby and contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus (including, without limitation, the Concurrent Transactions) will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (1) the charter or by-laws of New ARI, Old ARI or any of the Subsidiaries, or (2) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness any license, lease, contract or other agreement or instrument to which New ARI, Old ARI or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (3) any federal, state, local or foreign law, regulation or rule applicable to New ARI, Old ARI or the Subsidiaries, or
      (4) any decree, judgment or order applicable to New ARI, Old ARI or any of the Subsidiaries, or (5) any rule or regulation of Nasdaq, except in the case of the foregoing clauses (2), (4) and (5), for any breach, violation or default, as applicable, that would not, individually or in the aggregate have a Material Adverse Effect;

            (k) no approval, authorization, consent, qualification, decree or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares by New ARI or the consummation by New ARI or Old ARI of the Concurrent Transactions contemplated hereby and as contemplated in the Registration Statement, the Preliminary Prospectus, the

      Prospectus and any Permitted Free Writing Prospectus (including, without limitation, the Concurrent Transactions) except for (i) registration of the Shares under the Act, which has been or will be effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD, (iii) any necessary notice to the Pension Benefit Guarantee Corporation as described in the Prospectus and (iv) and the filing by Old ARI of financing statements under the Uniform Commercial Code as in effect in the State of New York (the "UCC") in connection with the discharge of any liens pursuant to the repayment of the Credit Facility;

            (l) except as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus, (i) no person has the right, contractual or otherwise, to cause New ARI or Old ARI to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of New ARI or Old ARI, as the case may be, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase (A) from New ARI or Old ARI any shares of Common Stock or shares of any other capital stock or other equity interests of New ARI or Old ARI and (B) to the knowledge of New ARI or Old ARI any shares of Common Stock or shares of any other capital stock or other equity interests of New ARI or Old ARI, and (iii) no person has the right to act as an underwriter or as a financial advisor to New ARI or Old ARI in connection with the offer and sale of the Shares, and (iv) no person has the right, contractual or otherwise, to cause New ARI or Old ARI to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of New ARI or Old ARI, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, in the case of each of the foregoing clauses (i), (ii), (iii) and
      (iv) whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

            (m) each of New ARI, Old ARI and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business except where such failure to possess any such license, authorization, consent or approval or make any such filings would not, individually or in the aggregate have a Material Adverse Effect; none of New ARI, Old ARI or any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to New ARI, Old ARI or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

            (n) there are no actions, suits, claims, investigations or proceedings pending or to the knowledge of New ARI and Old ARI threatened or contemplated, to which New ARI, Old ARI or any of the Subsidiaries or, to the knowledge of New ARI and Old ARI, any of their respective directors or officers in their capacities as such directors and officers, is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, court authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby (including without limitation, the Concurrent Transactions) or as otherwise disclosed in the Registration Statement the Preliminary Prospectus and the Prospectus;

            (o) each of Grant Thornton LLP and KPMG LLP, whose reports on the consolidated financial statements of Old ARI and the Subsidiaries are filed with the Commission as part of the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board;

            (p) the consolidated financial statements included in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of Old ARI and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Old ARI and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act in all material respects and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved subject to, in the case of the financial statements for the nine months ended September 30, 2004 and 2005, only normal, recurring adjustments; the other financial data set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus is fairly presented and prepared in all material respects on a basis consistent with the financial statements of Old ARI included in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus that are not included as required, including financial statements of New ARI;

            (q) subsequent to the time of execution of this Agreement or, if earlier, the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of New ARI, Old ARI and the Subsidiaries taken as a whole, (ii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by New ARI, Old ARI or the Subsidiaries, which is material to New ARI, Old ARI and the Subsidiaries taken as a whole except as contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, (iii) any change in the capital stock or material changes in outstanding indebtedness of New ARI, Old ARI or the Subsidiaries except as contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of New ARI, Old ARI except as contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus;

            (r) New ARI and Old ARI have obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), substantially in the form set forth as Exhibit A hereto, of each entity or individual listed in Schedule D;

            (s) none of New ARI, Old ARI, or any Subsidiary is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and, after giving effect to the offering and sale of the Shares and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, none of New ARI, Old ARI, or any Subsidiary will be an investment company or an entity controlled by an investment company; and upon the application of the proceeds from the sale of the Shares in the manner contemplated by the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as described in the section "Use of Proceeds," none of New ARI, Old ARI, or any Subsidiary will be an investment company or an entity controlled by an investment company;

            (t) except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, New ARI, Old ARI and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except where the failure to possess good and marketable title would not, individually or in the aggregate have a Material Adverse Effect; all the property described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being held under lease by New ARI, Old ARI or a Subsidiary is held thereby under valid, subsisting and enforceable leases, assuming the due and valid execution by the lessors thereto, except where the failure to have valid, subsisting and enforceable leases would not, individually or in the aggregate have a Material Adverse Effect;

            (u) Old ARI and the Subsidiaries own and following the Merger New ARI and the Subsidiaries will own or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus (collectively, "Intellectual Property") as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect; (i) to the knowledge of New ARI and Old ARI, there are no third parties who have, or will be able to establish, rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to New ARI; (ii) to New ARI's knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to New ARI's knowledge, threatened action, suit, proceeding or claim by others challenging New ARI's rights in or to any Intellectual Property; (iv) there is no pending or, to New ARI's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and to New ARI's knowledge, there are no facts which could form a reasonable basis for any such claim; and (v) there is no pending or, to New ARI's knowledge, threatened action, suit, proceeding or claim by others that New ARI infringes or otherwise violates any patent, trademark, copyright, trade name, service name, trade secret or other proprietary rights of others, and to New ARI's knowledge there are no facts which could form a reasonable basis for any such action, suit proceeding or claim;

            (v) except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the knowledge of New ARI and Old ARI, threatened against New ARI, Old ARI or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the knowledge of New ARI and Old ARI, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of New ARI or Old ARI, threatened against New ARI, Old ARI or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of New ARI, Old ARI or any of the Subsidiaries, and (ii) to the knowledge of New ARI and Old ARI, (A) no union organizing activities are currently taking place concerning the employees of the New ARI, Old ARI or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the New ARI, Old ARI or any of the Subsidiaries, except where such violation would not, individually or in the aggregate, have a Material Adverse Effect;

            (w) New ARI, Old ARI and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as would not, individually or in the aggregate, have a Material Adverse Effect, there are no past, present or, to the knowledge of New ARI and Old ARI, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any costs or liabilities to New ARI, Old ARI or the Subsidiaries under, or to interfere with or prevent compliance by New ARI or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, none of New ARI, Old ARI or any of the Subsidiaries (i) to the knowledge of New ARI and Old ARI, is the subject of any investigation, (ii) has received any written notice or claim, (iii) is a party to or affected by any pending, or to the knowledge of New ARI and Old ARI, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged material violation of any Environmental Law or any actual or alleged release or threatened material release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

            (x) all material tax returns required to be filed by New ARI, Old ARI and each of the Subsidiaries have been filed; all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from New ARI, Old ARI and each of the Subsidiaries have been paid, other than those that are immaterial in amount or those being contested in good faith and for which adequate reserves have been provided;

            (y) New ARI, Old ARI and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as New ARI and Old ARI deems adequate to protect New ARI, Old ARI and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof except where the failure to maintain such insurance would not individually or the aggregate have a Material Adverse Effect;

            (z) none of New ARI, Old ARI or any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for any loss or interference which would not, individually or in the aggregate, have a Material Adverse Effect;

            (aa) none of New ARI, Old ARI or any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement except where such termination or nonrenewal would not individually or in the aggregate have a Material Adverse Effect, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge, by any other party to any such contract or agreement except where such termination or nonrenewal would not individually or in the aggregate have a Material Adverse Effect; as a result of the Merger, neither New ARI, Old ARI nor any Subsidiary expect to receive any such communication relating to the termination or non-renewal of such contracts except where such termination or nonrenewal would not individually or in the aggregate have a Material Adverse Effect;

            (bb) New ARI, Old ARI and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

            (cc) to the extent that it is required to do so as of the date of this Agreement and as of the Time of Purchase, New ARI and Old ARI have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such terms is defined in Rule 13a-15 and 15d-15 under the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to New ARI and Old ARI, including its consolidated subsidiaries, is made known to New ARI's and Old ARI's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; Old ARI's auditors and the Board of Directors have been advised by Old ARI and New ARI of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect New ARI's or Old ARI's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in New ARI's or Old ARI's internal controls; any material weaknesses in internal controls have been identified for Old ARI's auditors;

            (dd) since July 30, 2002, New ARI and Old ARI have not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of New ARI and Old ARI, or to or for any family member or affiliate of any director or executive officer of New ARI and Old ARI; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of New ARI and Old ARI, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

            (ee) any statistical and market-related data included in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus are based on or derived from sources that New ARI and Old ARI reasonably believe to be reliable and accurate;

            (ff) none of New ARI, Old ARI or any of the Subsidiaries or to the knowledge of New ARI and Old ARI any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of New ARI to facilitate the sale or resale of the Shares;

            (gg) to the knowledge of New ARI and Old ARI, there are no affiliations or associations between any member of the NASD and any of New ARI's or Old ARI's executive officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus, any Permitted Free Writing Prospectus and Schedule E to this Agreement;

            (hh) New ARI and Old ARI and their respective officers and directors (in their capacities as such) are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and Nasdaq promulgated thereunder;

            (ii) the agreements, contracts or instruments filed with the Commission as exhibits to the Registration Statement and listed in the
      Exhibit Index contained in the Registration Statement (the "Material Agreements") are the only material agreements, contracts or instruments that are binding upon Old ARI, New ARI and the Subsidiaries that are material to the operation of the business of Old ARI, New ARI and the Subsidiaries, taken as a whole and required to be disclosed under Regulation S-K promulgated under the Act;

            (jj) as of the date hereof, to the knowledge of New ARI and Old ARI, there is no fact or circumstance that will prevent New ARI or Old ARI from consummating each of the Concurrent Transactions, including the Merger;

            (kk) the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus comply, in all material respects, and any further amendments or supplements thereto will comply, in all material respects, with any applicable laws or regulations of any Canadian jurisdiction in which the Prospectus, any Preliminary Prospectus or any Permitted Free Writing Prospectus is distributed in connection with the Directed Share Program; and no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency, other than those obtained, is required in connection with the offering of the Reserved Shares in any jurisdiction where the Reserved Shares are being offered;

            (ll) New ARI and Old ARI have not offered, or caused the Underwriters to offer, Reserved Shares to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of New ARI, Old ARI or any of the Subsidiaries to alter the customer's or supplier's level or type of business with New ARI or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about New ARI or any of the Subsidiaries or any of their respective products or services.

            (mm) the Certificate of Merger to be filed on or prior to the Time of Purchase is in the form attached hereto as Exhibit D has been duly authorized and executed pursuant to this

      Certificate of Merger, upon filing with the Secretary of State of Delaware and Missouri, all of the property, rights, privileges and powers of Old ARI will vest in New ARI, and all debts, liabilities, obligations, restrictions, disabilities and duties of Old ARI, including its obligations under this Agreement, will become the debts, liabilities, obligations, restrictions, disabilities and duties of New ARI; and

            (nn) Prior to the time of the Merger New ARI had no subsidiaries and, other than relating solely to matters related to the filing of the Registration Statement, had no operations and conducted no business.

            In addition, any certificate signed by any officer of New ARI, Old ARI or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by New ARI, Old ARI or such Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

            4. Certain Covenants of New ARI and Old ARI. New ARI and Old ARI hereby agrees:

            (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states [or other jurisdictions] as you may reasonably designate and to maintain such qualifications in effect so long as you may reasonably request for the distribution of the Shares, provided that New ARI shall not be required to qualify as a foreign corporation, subject itself to taxation in any foreign jurisdiction or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by New ARI of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

            (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if New ARI shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request in writing for the purposes of complying with the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule) a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, New ARI will prepare, at its expense, as promptly as practicable, upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

            (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the offering of the Shares may commence, New ARI and Old ARI will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as reasonably possible, and New ARI and Old ARI will advise you of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, and New ARI and Old ARI will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which New ARI and Old ARI agrees to file in accordance with such Rule);

            (d) to advise you as promptly as practicable, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its reasonable efforts to obtain the lifting or removal of such order as soon as practicably possible; to advise you as promptly as practicable of any proposal to amend or supplement the Registration Statement, the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

            (e) subject to Section 4(d) hereof, to file as promptly as practicable all reports and any definitive proxy or information statement required to be filed by New ARI with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery (whether physically or through compliance with Rule 172 under the Act or any similar rule) of a prospectus is required in connection with the offering or sale of the Shares and to provide you with a copy of such reports and statements and other documents to be filed by New ARI pursuant to Section 13, 14 or 15(d) of the Exchange Act during such prospectus delivery period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

            (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act and pay the applicable fees in accordance with the Act;

            (g) to advise the Underwriters as promptly as practicable of the happening of any event actually known by New ARI or Old ARI within the time during which a prospectus relating to the Shares is required to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(d) hereof, to prepare and furnish, at New ARI's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

            (h) to make generally available to its security holders, an earnings statement of New ARI (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than fifteen months after the effective date of the Registration Statement;

            (i) to furnish to its stockholders in accordance with the requirements of the Exchange Act after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, stockholders' equity and cash flow of New ARI and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants duly registered with Public Company Accounting Oversight Board (the "PCAOB");

            (j) to the extent not otherwise available on EDGAR and upon request in writing, to furnish promptly to you and to each of the other Underwriters for a period of five years from the date of this Agreement
      (i) copies of any reports or other communications which New ARI and Old ARI shall send to its stockholders or shall from time to time publish or publicly disseminate, and (ii) copies of all annual, transition, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission;

            (k) to furnish to you, upon request, prior to the Time of Purchase and any Additional Time of Purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of New ARI, Old ARI and the Subsidiaries which have been read by the independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof;

            (l) to apply the net proceeds from the sale of the Shares by New ARI in the manner set forth under the caption "Use of proceeds" in the Prospectus and to file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

            (m) New ARI agrees to pay all costs, expenses and fees in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable and documented legal fees and filing fees and other disbursements of counsel for the Underwriters incurred in connection with such qualifications and determinations which shall not exceed $7,500) and the furnishing of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on Nasdaq and any registration thereof under the Exchange Act, (v) any filing for review of the public offering of the Shares by the NASD, including the reasonable and documented legal fees and filing fees and other disbursements of counsel to the Underwriters, which shall not exceed $25,000, incurred in connection with such filing, (vi) the fees and disbursements of any transfer agent or registrar for the Shares, (vii) the costs and expenses of New ARI and Old ARI relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of New ARI and Old ARI and any such consultants, and one half of the the cost of any aircraft chartered in connection with the road show; provided, that, the costs for any consultants engaged or aircraft chartered in connection with the road show shall be incurred with New ARI's consent, (viii) the offer and sale of the Reserved Shares, including all costs and expenses of UBS-FinSvc and the Underwriters, including the reasonable and documented fees and disbursements of counsel for the Underwriters in an amount not to exceed $8,000, (ix) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto and
      (xi) the performance of New ARI's other obligations hereunder;

            (n) for a period of 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS and Bear, Stearns & Co. Inc. ("Bear Stearns"), not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of New ARI or Old ARI that are substantially similar to Common Stock, (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of New ARI or Old ARI that are substantially similar to Common Stock, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (C) the filing of a registration statement relating to the issuance of restricted shares or of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus, (D) the issuance to James J. Unger of [__] shares of Common Stock pursuant to the Unger Stock Grant as described in the Prospectus, (E) issuances or exchanges of Common Stock or preferred stock pursuant to the Merger and (F) the issuance by New ARI of shares of Common Stock in connection with acquisitions of other companies up to an aggregate amount equal to 5% of New ARI's fully-diluted Common Stock (measured as of the Time of Purchase and calculated in the manner that New ARI will calculate its fully-diluted common stock in connection with the preparation of its consolidated financial statements to be filed with the SEC), provided that each recipient of such shares of Common Stock agrees in writing to be subject to the restrictions as set forth in Exhibit A; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, New ARI issues an earnings release or material news or a material event relating to New ARI occurs; or (b) prior to the expiration of the Lock-Up Period, New ARI announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(n) shall continue to apply until the expiration of the date that is fifteen
      (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

            (o) to use its reasonable efforts to cause the Common Stock to be listed for quotation on the Nasdaq;

            (p) prior to the Time of Purchase or the Additional Time of Purchase, as the case may be, to issue no press release or other similar communications directly or indirectly and hold no press conference with respect to New ARI, Old ARI or any Subsidiary, the financial condition, results of operations, business, properties, assets or liabilities of New ARI, Old ARI or any Subsidiary, or the offering of the Shares, without your prior consent which shall not be unreasonably withheld or delayed;

            (q) to not take, directly or indirectly, any action designed to or that would cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of New ARI or Old ARI to facilitate the sale or resale of the Shares;

            (r) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of New ARI, a registrar for the Common Stock;

            (s) to cause each Directed Share Participant that purchases over $100,000 of Reserved Shares to execute a Lock-Up Agreement and otherwise to cause the Reserved Shares to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and its rules, and to direct the transfer agent to place stop transfer restrictions upon such Reserved Shares during the Lock-Up Period or any such longer period of time as may be required by the NASD and its rules; and to comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program;

            (t) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

            (u)   to comply with Rule 433(g) of the Act; and

            (v) prior to the consummation of the Merger, the Certificate of Merger (as attached as Exhibit D hereto) will not be amended without the prior written consent of UBS and Bear Stearns.

            5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than (a) the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof, (b) the default by one or more of the Underwriters in its or their respective obligations hereunder or (c) the occurrence of the conditions specified in Section 7(y)(i), (iii), (iv) and
(v), New ARI shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

            6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of New ARI and Old ARI on the date hereof, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, the performance by New ARI and Old ARI of its obligations hereunder and to the following additional conditions precedent:

            (a) New ARI shall furnish to you at the Time of Purchase and, if applicable, at the Additional Time of Purchase, an opinion of (i) Brown Rudnick Berlack Israels LLP, counsel for New ARI, addressed to the Underwriters, and dated the Time of Purchase or the Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, reasonably satisfactory to Shearman & Sterling LLP, counsel for the Underwriters and substantially in the form attached as Exhibit C-1 and (ii) Armstrong Teasdale LLP, Missouri counsel for Old ARI, addressed to the Underwriters, and dated the Time of Purchase or the Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, reasonably satisfactory to Shearman & Sterling LLP, counsel for the Underwriters and substantially in the form attached as Exhibit C-2.

            (b) You shall have received from each of Grant Thornton LLP and KPMG LLP letters each dated, respectively, the date of this Agreement, and with respect to Grant Thornton LLP, the Time of Purchase and, if applicable, the Additional Time of Purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in substantially the forms heretofore approved by representatives of the Underwriters.

            (c) You shall have received at the Time of Purchase and, if applicable, at the Additional Time of Purchase, the favorable opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated the Time of Purchase or the Additional Time of Purchase, as the case may be, in a form reasonably satisfactory to UBS and Bear Stearns.

            (d) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed after the date hereof to which you reasonably object in writing.

            (e) The Registration Statement and the Exchange Act Registration Statement shall become effective not later than 5:30 p.m. New York City time on the date of this Agreement and if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 p.m., New York City time, on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 P.M., New York City time, on the date of this Agreement.

            (f) Prior to the Time of Purchase, and, if applicable, the Additional Time of Purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
      (ii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Preliminary Prospectus or the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

            (g) Between the time of execution of this Agreement and the Time of Purchase or the Additional Time of Purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of New ARI and the Subsidiaries taken as a whole shall occur or become known.

            (h) New ARI will, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer to in substantially the form attached as Exhibit B hereto.

            (i) You shall have received the signed Lock-Up Agreements referred to in Section 3(q) hereof.

            (j) New ARI and Old ARI shall have furnished to you such other documents and certificates of officers of New ARI and Old ARI as to the accuracy and completeness of any statement in the Registration Statement, Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the Time of Purchase and, if applicable, the Additional Time of Purchase, as you may reasonably request.

            (k) The Shares shall have been approved for quotation on Nasdaq, subject only to notice of issuance at or prior to the Time of Purchase or the Additional Time of Purchase, as the case may be.

            (l) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

            (m) At the Time of Purchase, New ARI shall have (i) repaid or caused to be repaid all outstanding amounts under the Credit Facility, the Industrial Revenue Bonds and the Affiliate Notes, (ii) delivered or caused to be delivered irrevocable instructions to the Trustee notifying the holders thereunder of the full repayment and redemption of such Industrial Revenue Bonds by no later than [__], (iii) entered into the New Credit Facility and (iv) issued [__] shares of Common Stock to James J. Unger pursuant to the Unger Stock Grant, as each is described in the Prospectus and (iv) effected the Preferred Stock Redemption.

            (n) The Merger shall have been consummated pursuant to the terms of the Certificate of Merger and all of the property, rights, privileges and powers of Old ARI have vested in New ARI, and all debts, liabilities, obligations, restrictions, disabilities and duties of Old ARI, including its obligations under this Agreement, shall have become the debts, liabilities, obligations, restrictions, disabilities and duties of New ARI.

            7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

            The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS and Bear Stearns or any group of Underwriters (which may include UBS and Bear Stearns) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of New ARI, Old ARI and the Subsidiaries taken as a whole, which would, in UBS' and Bear Stearns' judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus and any

Permitted Free Writing Prospectus, or (y) since the time of execution of this Agreement there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq; (ii) a suspension or material limitation in trading in New ARI's securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS' and Bear Stearns' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

            If UBS and Bear Stearns or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, New ARI and each other Underwriter shall be notified promptly in writing.

            If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because New ARI or Old ARI shall be unable to comply with any of the terms of this Agreement, New ARI or Old ARI shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to New ARI and Old ARI under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

            8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

            Without relieving any defaulting Underwriter from its obligations hereunder, New ARI agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of New ARI or selected by New ARI with your approval).

            If a new Underwriter or Underwriters are substituted by the Underwriters or by New ARI for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, New ARI or you shall have the right to postpone the Time of Purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

            The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

            If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor New ARI shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of New ARI to any non-defaulting Underwriter (except to the extent provided in Section 8 hereof) and without any liability on the part of any non-defaulting Underwriter to New ARI (except to the extent provided in Section 8 hereof). Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            9. Indemnity and Contribution. (a) New ARI and Old ARI agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable and documented cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by New ARI) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to New ARI expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of New ARI or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to New ARI expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading or (iii) the Directed Share Program, except, with respect to this clause (iii), insofar as such loss, damage, expense, liability or claim is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program.

            If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against New ARI or Old ARI pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify New ARI or Old ARI in writing of the institution of such Proceeding and New ARI or Old ARI shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify New ARI or Old ARI shall not relieve New ARI or Old ARI from any liability which New ARI or Old ARI may have to any Underwriter, or any such person or otherwise except to the extent New ARI or Old ARI is not otherwise aware of such Proceeding and is materially prejudiced by such omission or New ARI or Old ARI forfeits substantial rights or defenses as a result of such omission. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by New ARI or Old ARI in connection with the defense of such Proceeding or New ARI or Old ARI shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded after consultation with counsel that there may be defenses available to it or them which are different from, additional to or in conflict with those available to New ARI or Old ARI (in which case New ARI or Old ARI shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but New ARI or Old ARI may employ counsel and may participate in the defense thereof), in any of which events such reasonable fees and expenses shall be borne by New ARI or Old ARI and paid as incurred (it being understood, however, that New ARI or Old ARI shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). New ARI or Old ARI shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of New ARI or Old ARI, New ARI or Old ARI agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless there is a bona fide dispute between such indemnifying party and indemnified party regarding such reimbursement of such fees and expenses and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

            New ARI and Old ARI agree to indemnify, defend and hold harmless UBS-FinSvc and its partners, directors and officers, and any person who controls UBS-FinSvc within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, UBS-FinSvc or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (a) any of the matters referred to in clauses (i) through (iii) of the first paragraph of this Section 9(a), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of New ARI or Old ARI for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be state therein or necessary to make the statements therein not misleading; (ii) is caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or
(iii) otherwise arises out of or is based upon the Directed Share Program, provided that New ARI shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of UBS-FinSvc in conducting the Directed Share Program. The third paragraph of this Section 9(a) shall apply equally to any Proceeding brought against UBS-FinSvc or any such person in respect of which indemnity may be sought against New ARI or Old ARI pursuant to the foregoing sentence; except that New ARI or Old ARI shall be liable for the expenses of one separate counsel (in addition to any local counsel) for UBS-FinSvc and any such person, separate and in addition to counsel for the Underwriters, in any such Proceeding.

            (b) Each Underwriter severally agrees to indemnify, defend and hold harmless New ARI, Old ARI, their respective directors and officers, and any person who controls New ARI or Old ARI within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, New ARI, Old ARI or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to New ARI expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by New ARI), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to New ARI expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

            If any Proceeding is brought against New ARI, Old ARI or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, New ARI, Old ARI or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to New ARI, Old ARI or any such person or otherwise. New ARI, Old ARI or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of New ARI, Old ARI or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless New ARI, Old ARI and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless there is a bona fide dispute between such indemnifying party and indemnified party regarding such reimbursement of such fees and expenses and
(iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

            (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by New ARI and Old ARI on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of New ARI and Old ARI on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by New ARI and Old ARI on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by New ARI and Old ARI and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Shares. The relative fault of New ARI and Old ARI on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by New ARI and/or Old ARI or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred and documented by such party in connection with investigating, preparing to defend or defending any Proceeding.

            (d) New ARI, Old ARI and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

            (e) The indemnity and contribution agreements contained in this
Section 9 and the covenants, warranties and representations of New ARI and Old ARI contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of New ARI or Old ARI, their respective directors or officers or any person who controls New ARI or Old ARI within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and shall survive any termination of this Agreement or the issuance and delivery of the Shares. New ARI, Old ARI and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of New ARI or Old ARI against any of New ARI's or Old ARI's officers or directors, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

            10. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the second and third sentence of the paragraph entitled "Commissions and Discounts" under the caption "Underwriting" in the Prospectus and the paragraphs under the heading "Price Stabilization, Short Positions" in the Prospectus, in each case only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

            11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attention:
Syndicate Department; if to New ARI or Old ARI, shall be sufficient in all respects if delivered or sent to the offices of New ARI at [o], Attention: [o];

            12. Free Writing Prospectus. Each Underwriter severally covenants with the Old ARI and New ARI not to take any action without the written consent of the New ARI, not to be unreasonably withheld, that would result in Old ARI or New ARI being required to file with the Commission under Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Old ARI or New ARI thereunder, but for the action of the Underwriter. Old ARI and New ARI agree with the Underwriters not to take any action without your consent, not to be unreasonably withheld, that would result in Old ARI or New ARI being required to file with the Commission under Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of Old ARI or New ARI that otherwise would not be required to be filed by the Old ARI or New ARI thereunder

            13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

            14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Underwriters, New ARI and Old ARI consent to the jurisdiction of such courts and personal service with respect thereto. Each of the Underwriters, New ARI and Old ARI(on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. New ARI, Old ARI and the Underwriters agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon New ARI, Old ARI and the Underwriters and may be enforced in any other courts to the jurisdiction of which New ARI, Old ARI and the Underwriters are or may be subject, by suit upon such judgment.

            15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, Old ARI and New ARI and to the extent provided in Section 9 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

            16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

            17. Successors and Assigns. This Agreement shall be binding upon the Underwriters, New ARI, Old ARI and their successors and assigns and any successor or assign of any substantial portion of Old ARI's, New ARI's and any of the Underwriters' respective businesses and/or assets.

            18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

            19. No Fiduciary Duty. New ARI and Old ARI hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of New ARI's securities. New ARI and Old ARI further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's-length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to New ARI, Old ARI, their respective management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or has undertaken in furtherance of the purchase and sale of New ARI's securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to New ARI and Old ARI either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and New ARI and Old ARI hereby confirm their understanding and agreement to that effect. New ARI, Old ARI and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to New ARI or Old ARI regarding such transactions, including but not limited to any opinions or views with respect to the price or market for New ARI's securities, do not constitute advice or recommendations to New ARI or Old ARI. New ARI and Old ARI hereby waive and release, to the fullest extent permitted by law, any claims that New ARI and Old ARI may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to New ARI or Old ARI in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

            If the foregoing correctly sets forth the understanding among New ARI, Old ARI and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among New ARI, Old ARI and the Underwriters, severally.

                                    Very truly yours,

                                    AMERICAN RAILCAR INDUSTRIES, INC.,
                                    a Delaware corporation

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    AMERICAN RAILCAR INDUSTRIES, INC.,
                                    a Missouri corporation

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



Accepted and agreed to as of the
date first above written

UBS SECURITIES LLC
BEAR, STEARNS & CO. INC.
BB&T CAPITAL MARKETS,
   A DIVISION OF SCOTT & STRINGFELLOW, INC.
CIBC WORLD MARKETS CORP.
MORGAN KEEGAN & COMPANY, INC.
By:  UBS SECURITIES LLC

      By:
           --------------------------
           Name:
           Title:

      By:
           --------------------------
           Name:
           Title:

                                                                      SCHEDULE A


                                                     Number of         Number of
Underwriter                                         Firm Shares    Additional Shares
-----------                                         -----------    -----------------
UBS Securities LLC
Bear, Stearns & Co. Inc.
BB&T Capital Markets, a division of
Scott & Stringfellow CIBC World Markets Corp.
                                                    -----------    -----------------
Morgan Keegan & Company, Inc.
                                                    -----------    -----------------
                                        Total
                                                    ===========    =================

                                                                      SCHEDULE B

                       Permitted Free Writing Prospectuses

                                                                      SCHEDULE C

                              List of Subsidiaries


SUBSIDIARY                                     JURISDICTION OF INCORPORATION
----------                                     -----------------------------
Castings LLC                                   Delaware
American Railcar                               Arkansas
Paragould I LLC
American Railcar                               Arkansas
Paragould II LLC
American Railcar                               Arkansas
Marmaduke I LLC
American Railcar                               Arkansas
Marmaduke II LLC
Southwest Steel I, LLC                         Texas
Southwest Steel II, LLC                        Texas
Southwest Steel III, LLC                       Texas
ARI Fleet Services of                          Ontario, Canada
Canada, Inc.

                                                                      SCHEDULE D

       List of Entities and Individuals Entering into a Lock-Up Agreement



 [Carl C. Icahn
Hopper Investments LLC
James J. Unger
James A. Cowan
William P. Benac

Foundation for a Greater Opportunity
Modal LLC
Alan C. Lullman
Vincent J. Intrieri
Jon F. Weber
Keith Meister
James C. Pontious
James A. Laisure
Jackie R. Pipkin
Michael R. Williams]

                                                                      SCHEDULE E

                        NASD Affiliations or Associations

Icahn & Co., Inc.

                                                                       EXHIBIT A

                             FORM OF LOCK-UP LETTER

                        American Railcar Industries, Inc.

                                  Common Stock

                                ($0.01 Par Value)

                                                                 _________, 2006

UBS Securities LLC
Bear, Stearns & Co., Inc.
BB&T Capital Markets,
   a division of Scott & Stringfellow, Inc.
CIBC World Markets Corp.
Morgan Keegan & Company, Inc.


As Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171

Ladies and Gentlemen:

            This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by American Railcar Industries, Inc., a Delaware Corporation ("New ARI"), American Railcar Industries, Inc., a Missouri Corporation ("Old ARI") and you, as Underwriters, with respect to the public offering (the "Offering") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). In this Lock-Up Letter Agreement, references to the "Company" refer to each of Old ARI and New ARI prior to the Merger (as defined in the Underwriting Agreement), and New ARI following the Merger

            In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 180 days after the date of the final prospectus relating to the Offering (the "Public Offering Date"), the undersigned will not, without the prior written consent of UBS Securities LLC ("UBS") and Bear, Stearns & Co. Inc. ("Bear Stearns"), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or any such Securities, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) of this paragraph. The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters (as defined in the Underwriting Agreement) of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof or (c) dispositions to any trust or other entity for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust or other such entity agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

            In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without the prior written consent of UBS and Bear Stearns, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

            Notwithstanding the above,

            (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

            (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration on of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs.

            In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

            The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

            If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, or (iii) for any reason the Underwriting Agreement is terminated prior to the Time of Purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from his or its obligations hereunder.

                                    Yours very truly,


                                    --------------------------------
                                    Name:

                                                                       EXHIBIT B

                              OFFICERS' CERTIFICATE

1. I have reviewed the Registration Statement and the Prospectus.

2. The representations and warranties of the Company as set forth in this Agreement are true and correct as of the Time of Purchase and, if applicable, the Additional Time of Purchase.

3. The Company has performed all of its obligations under this Agreement as are to be performed at or before the Time of Purchase and at or before the Additional Time of Purchase, as the case may be.

4. The conditions set forth in paragraphs (e) and (f) of Section 6 of this Agreement have been met.

5. The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.

6. There has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company since the respective dates as of which information is given in the Prospectus.

7. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, or, to my knowledge, are contemplated by the Commission.

8. The Merger has been consummated pursuant to the terms of the Certificate of Merger and all of the property, rights, privileges and powers of Old ARI have vested in New ARI, and all debts, liabilities, obligations, restrictions, disabilities and duties of Old ARI have become the debts, liabilities, obligations, restrictions, disabilities and duties of New ARI.

                                                                     EXHIBIT C-1

              FORM OF OPINION OF BROWN RUDNICK BERLACK ISRAELS LLP
                        AS COUNSEL TO OLD ARI AND NEW ARI

                              [Separately Provided]

                                                                     EXHIBIT C-2

                    FORM OF OPINION OF ARMSTRONG TEASDALE LLP
                   AS MISSOURI COUNSEL TO OLD ARI AND NEW ARI

                              [Separately Provided]

                                                                       EXHIBIT D

                              CERTIFICATE OF MERGER